UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  October 18, 2005
                                                        ------------------------

                       Protocall Technologies Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

                0-51111                                   41-2033500
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        (Commission File Number)               (IRS Employer Identification No.)

             47 Mall Drive
           Commack, New York                              11725-5717
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (631) 543-3655
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_|   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

         |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

         Protocall Technologies Incorporated issued a press release on October 18, 2005 reporting the mailing of a letter to its stockholders addressing recent management changes and future business plans, a copy of which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

       (c)  Exhibits.
            --------

Exhibit No.       Description
-----------       -----------
99.1              Press Release of Protocall Technologies Incorporated, issued on October 18, 2005.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PROTOCALL TECHNOLOGIES INCORPORATED


Date:  October 19, 2005                      By:   /s/ Donald J. Hoffmann
                                                   -----------------------------
                                                   Donald J. Hoffmann
                                                   Chief Executive Officer


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